Exhibit 4.43

THE CHARLES SCHWAB CORPORATION, as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Floating Rate Senior Notes due 2021

3.250% Senior Notes due 2021

3.850% Senior Notes due 2025

Eleventh Supplemental Indenture

Dated as of May 22, 2018

to

Senior Indenture dated as of June 5, 2009

i

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of May 22, 2018 (“Supplemental Indenture”), to the Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular series of debt securities, the “Base Indenture” and, as amended, modified and supplemented by this Supplemental Indenture, the “Indenture”), by and among THE CHARLES SCHWAB CORPORATION (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of senior debt securities to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Supplemental Indenture in order to establish and provide for the issuance by the Company of three new series of Securities designated as its Floating Rate Senior Notes due 2021 (the “Floating Rate Notes”), 3.250% Senior Notes due 2021 (the “2021 Fixed Rate Notes”), and its 3.850% Senior Notes due 2025 (the “2025 Fixed Rate Notes” and, together with the 2021 Fixed Rate Notes, the “Fixed Rate Notes” and, the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”), on the terms set forth herein;

WHEREAS, Article IX of the Base Indenture provides that a supplemental indenture may be entered into by the parties for such purpose provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been met; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid and legally binding agreement of the parties, in accordance with its terms, and a valid and legally binding amendment of, and supplement to, the Base Indenture with respect to the Notes have been done;

NOW, THEREFORE:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01    Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“2021 Fixed Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“2025 Fixed Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Additional Notes” has the meaning specified in Section 3.04 of this Supplemental Indenture.

“Base Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in Los Angeles, California or New York, New York are authorized or obligated by law or executive order to close.

“Calculation Agent” means The Bank of New York Mellon Trust Company N.A. and its successors or assigns, or any other calculation agent appointed by the Company at its discretion.

“Company” has the meaning specified in the recitals of this Supplemental Indenture.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Fixed Rate Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date pursuant to Section 4.01(c) and (e) of this Supplemental Indenture, (A) the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the arithmetic average of all such quotations for such Redemption Date.

“Depositary” means The Depository Trust Company or such other Depositary designated by the Company from time to time.

“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval system or such successor system so designated by the Commission.

“Fixed Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Fixed Rate Note Interest Payment Date” has the meaning set forth in Section 3.01(e) of this Supplemental Indenture.

“Fixed Rate Note Regular Record Date” has the meaning set forth in Section 3.01(e) of this Supplemental Indenture.

“Floating Rate Interest Period” means the period from, and including, a Floating Rate Note Interest Payment Date to, but excluding, the next Floating Rate Note Interest Payment Date, except that the initial Floating Rate Interest Period shall commence on, and include, May 22, 2018, the original issue date of the Floating Rate Notes.

“Floating Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Floating Rate Note Interest Payment Date” has the meaning set forth in Section 3.01(d) of this Supplemental Indenture.

“Floating Rate Note Regular Record Date” has the meaning set forth in Section 3.01(d) of this Supplemental Indenture.

“Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Interest Determination Date” has the meaning set forth in Section 3.01(d) of this Supplemental Indenture.

“Interest Payment Date” means a Floating Rate Note Interest Payment Date or a Fixed Rate Note Interest Payment Date.

“ISIN” means International Securities Identifying Number.

“London Banking Day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Permitted Liens” has the meaning set forth in Section 5.01 of this Supplemental Indenture.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States.

“Quotation Agent” means the Reference Treasury Dealer that is selected by the Company in connection with an optional redemption pursuant to Article IV hereof to act as Quotation Agent in addition to acting as a Reference Treasury Dealer; provided, however, that if such Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

“Redemption Date,” when used with respect to any Note to be redeemed, means the date specified for redemption by the Company.

“Redemption Price” means, when used with respect to any Note to be redeemed, the price at which it is to be redeemed pursuant to this Supplemental Indenture.

“Reference Treasury Dealer” means each of (i) Citigroup Global Markets Inc. (or its successor) or any affiliate that is a Primary Treasury Dealer, (ii) Credit Suisse Securities (USA) LLC (or its successor) or any affiliate that is a Primary Treasury Dealer, (iii) Goldman Sachs & Co. LLC (or its successor) or any affiliate that is a Primary Treasury Dealer, (iv) J.P. Morgan Securities LLC (or its successor) or any affiliate that is a Primary Treasury Dealer, (v) Merrill Lynch, Pierce, Fenner & Smith Incorporated (or its successor) or any affiliate that is a Primary Treasury Dealer, and (vi) one other Primary Treasury Dealer that is selected by the Company; provided, however, that if any of the foregoing or their affiliates cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Reuters Screen LIBOR01 Page” means the display designated on the Reuters Screen LIBOR01 Page (or any successor or replacement page).

“Supplemental Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having an index maturity of three months in amounts of at least $1,000,000, as that rate appears on the Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time, on the relevant Interest Determination Date. If no offered rate appears on the Reuters Screen LIBOR01 Page on the relevant Interest Determination Date at approximately 11:00 a.m., London time, then the Issuer will select four major banks in the London interbank market and the Calculation Agent will request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, Three-Month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest 0.00001 of 1%) of the quotations provided. Otherwise, the Issuer will select three major banks in New York City and the Calculation Agent will request each of them to provide a quotation of the rate offered by it at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable Floating Rate Interest Period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, Three-Month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest 0.00001 of 1%) of the quotations provided. Otherwise, Three-Month LIBOR for the next Floating Rate Interest Period will be equal to Three-Month LIBOR in effect for the then-current Floating Rate Interest Period.

“Treasury Rate” means, with respect to any Redemption Date pursuant to Section 4.01(c) or (e) of this Supplemental Indenture, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Voting Securities” has the meaning specified in Section 5.01 of this Supplemental Indenture.

Section 1.02    Conflicts with Base Indenture. In the event that any provision of this Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this Supplemental Indenture shall control.

ARTICLE II

FORM OF NOTES

Section 2.01    Form of Notes. The Notes shall be substantially in the forms of Exhibit A, Exhibit B and Exhibit C for the Floating Rate Notes, the 2021 Fixed Rate Notes and the 2025 Fixed Rate Notes, respectively, hereto which are hereby incorporated in and expressly made a part of this Indenture.

ARTICLE III

THE NOTES

Section 3.01    Amount; Series; Terms.

(a)    There are hereby created and designated three series of Securities under the Base Indenture: the title of the Floating Rate Notes shall be “Floating Rate Senior Notes Due 2021”, the title of the 2021 Fixed Rate Notes shall be “3.250% Senior Notes Due 2021”, and the title of the 2025 Fixed Rate Notes shall be “3.850% Senior Notes Due 2025”. The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes of the applicable series and shall not apply to any other series of Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other series of Securities specifically incorporates such changes, modifications and supplements.

(b)    The aggregate principal amount of Floating Rate Notes that initially may be authenticated and delivered under this Supplemental Indenture shall be limited to $600,000,000, the aggregate principal amount of 2021 Fixed Rate Notes that initially may be authenticated and delivered under this Supplemental Indenture shall be limited to $600,000,000, and the aggregate principal amount of 2025 Fixed Rate Notes that initially may be authenticated and delivered under this Supplemental Indenture shall be limited to $750,000,000, each subject to increase as set forth in Section 3.04 of this Supplemental Indenture.

(c)    The Stated Maturity of the Floating Rate Notes shall be May 21, 2021, the Stated Maturity of the 2021 Fixed Rate Notes shall be May 21, 2021, and the Stated Maturity of the 2025 Fixed Rate Notes shall be May 21, 2025. The Notes shall be payable and may be presented for payment, redemption, registration of transfer and exchange, without service charge, at the Corporate Trust Office.

(d)    The Floating Rate Notes shall bear interest at a floating rate of interest, reset quarterly, from and including May 22, 2018, or from and including the most recent date to which interest has been paid or duly provided for, as further provided in the form of Floating Rate Notes annexed hereto as Exhibit A. The interest rate for each Floating Rate Interest Period shall be determined by the Calculation Agent using Three-Month LIBOR as in effect on the second London Banking Day prior to the beginning of the Floating Rate Interest Period, which date is the “Interest Determination Date” for the Floating Rate Interest Period. The Calculation Agent shall add the spread of 0.32% per annum to the Three-Month LIBOR rate as determined on the Interest Determination Date. Absent manifest error, the Calculation Agent’s determination of the interest rate for a Floating Rate Interest Period will be binding and conclusive on the Holders of the Floating Rate Notes, the Trustee, the Paying Agent and the Company. Interest on the Floating Rate Notes shall be computed based on the actual number of days in a Floating Rate Interest Period and a 360-day year. Dollar amounts resulting from that calculation shall be rounded to the nearest cent, with one-half cent being rounded upwards. The dates on which such interest shall be payable, in the case of the Floating Rate Notes, (each, a “Floating Rate Note Interest Payment Date”) shall be February 21, May 21, August 21 and November 21 of each year, commencing on August 21, 2018, and the “Floating Rate Note Regular Record Date” for any interest payable on each such Floating Rate Interest Payment Date shall be the close of business on the 15th calendar day before the applicable Floating Rate Note Interest Payment Date. Interest will be payable on the Floating Rate Notes to the Holder of record on the Floating Rate Note Regular Record Date, provided, however, interest payable on the Stated Maturity of the Floating Rate Notes will be paid to the person to whom the principal will be payable. If a Floating Rate Note Interest Payment Date, other than the Stated Maturity of the Floating Rate Notes, falls on a day that is not a Business Day, the payment will be made on the next Business Day, except that if that Business Day is in the next succeeding calendar month, the Floating Rate Note Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity of the Floating Rate Notes falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Stated Maturity of the Floating Rate Notes.

(e)    The 2021 Fixed Rate Notes shall bear interest at the rate of 3.250% per annum from and including May 22, 2018, or from and including the most recent date to which interest has been paid or duly provided for, as further provided in the form of 2021 Fixed Rate Notes annexed hereto as Exhibit B. The 2025 Fixed Rate Notes shall bear interest at the rate of 3.850% per annum from and including May 22, 2018, or from the most recent date to which interest has been paid or duly provided for, as further provided in the form of 2025 Fixed Rate Notes annexed hereto as Exhibit C. Interest on the Fixed Rate Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. The dates on which such interest shall be payable, in the case of the Fixed Rate Notes, (each, a “Fixed Rate Note Interest Payment Date”) shall be May 21 and November 21 of each year, commencing on November 21, 2018, and the “Fixed Rate Note Regular Record Date” for any interest payable on each such Fixed Rate Note Interest Payment Date shall be the close of business on the immediately preceding May 6 and November 6, respectively, whether or not a Business Day. Interest will be payable on the Fixed Rate Notes to the Holder of record on the Fixed Rate Note Regular Record Date, provided, however, interest payable on the Stated Maturity of any series of the Fixed Rate Notes will be paid to the person to whom the principal will be payable. If any Fixed Rate Note Interest Payment Date is not a Business Day, then the related payment of interest payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Fixed Note Interest Payment Date and no further interest will accrue as a result of such delay.

(f)    If any Redemption Date of any Note or Stated Maturity of the applicable series of Fixed Rate Notes is not a Business Day, then the related payment of interest and/or principal payable, as applicable, on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Redemption Date or Stated Maturity and no further interest will accrue as a result of such delay.

(g)    Each series of Notes will be issued in the form of one or more Global Securities, duly executed by the Company and authenticated by the Trustee as provided in Section 3.03 of this Supplemental Indenture and the Base Indenture and deposited with the Trustee as custodian for the Depositary or its nominee.

(h)    Initially, the Trustee will act as Paying Agent. The Company may change any Paying Agent without notice to the Holders.

(i)    Initially, the Trustee will act as Calculation Agent. The Company may appoint a successor calculation agent at its discretion.

Section 3.02    Denominations. The Notes shall be issuable only in registered form without coupons and only in denominations of $2,000 and any multiple of $1,000 in excess thereof.

Section 3.03    Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer or its Treasurer, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile and shall not be required to be under the Company’s corporate seal.

Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

Pursuant to a Company Order, the Trustee shall authenticate for original issue Notes in an aggregate principal amount specified in the Company Order. The Trustee shall be provided with an Officer’s Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Notes. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated.

Each Note shall be dated the date of its authentication.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in the Base Indenture executed by the Trustee by manual or facsimile signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 3.04    Additional Notes. The Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without notice to or consent of the Holders of the Notes, create and issue pursuant to this Indenture additional Notes of any series (“Additional Notes”) having terms and conditions set forth in this Supplemental Indenture, identical to the Notes of one of the three series issued on the date hereof, except that Additional Notes may:

(i)    have a different issue date than other Outstanding Notes of such series;

(ii)    have a different issue price than other Outstanding Notes of such series;

(iii)    have a different initial Interest Payment Date than other Outstanding Notes of such series; and

(iv)    have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other Outstanding Notes of such series;

provided, no Additional Notes shall be issued unless such Additional Notes will be fungible for U.S. federal income tax and securities law purposes with Notes of one of the three series issued on the date hereof; and provided further, the Additional Notes have the same CUSIP number as the Notes of one of the three series issued on the date hereof. No Additional Notes may be issued if on the issue date therefor, any Event of Default has occurred and is continuing.

The Notes issued on the date hereof and any Additional Notes of the same series shall be treated as a single class for all purposes under this Indenture, including waivers, amendments and United States federal tax purposes.

With respect to any issuance of Additional Notes, the Company shall deliver to the Trustee a resolution of the Board of Directors or, if applicable, a certificate signed by the Chairman of the Board of Directors of the Company, the Chief Executive Officer, the Chief

Financial Officer or the Treasurer of the Company and an Officers’ Certificate in respect of such Additional Notes, which shall together provide the following information:

(i)    the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture; and

(ii)    the issue date, issue price, the first Interest Payment Date, the amount of interest accrued and payable on the first Interest Payment Date, the applicable series, the CUSIP number and corresponding ISIN of such Additional Notes.

ARTICLE IV

OPTIONAL REDEMPTION OF SECURITIES

Section 4.01    Optional Redemption.

(a)    The provisions of Article XI of the Base Indenture, as supplemented by the provisions of this Supplemental Indenture, shall apply to the Notes.

(b)    On or after April 21, 2021, the Floating Rate Notes shall be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Floating Rate Notes to be redeemed, at a Redemption Price equal to 100% of the principal amount of the Floating Rate Notes to be redeemed plus accrued and unpaid interest to, but not including, the Redemption Date for such Floating Rate Notes.

(c)    On or after December 1, 2018 and prior to April 21, 2021, the 2021 Fixed Rate Notes shall be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the 2021 Fixed Rate Notes to be redeemed, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2021 Fixed Rate Notes to be redeemed, or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the Redemption Date) discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 10 basis points, plus, in either case, accrued and unpaid interest to, but not including, the Redemption Date for such 2021 Fixed Rate Notes; provided, however, if the Redemption Date is after a Fixed Rate Note Regular Record Date and on or prior to a corresponding Fixed Rate Note Interest Payment Date, such accrued and unpaid interest will be paid on the Redemption Date to the holder of record on the Fixed Rate Note Regular Record Date.

(d)    On or after April 21, 2021, the 2021 Fixed Rate Notes shall be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the 2021 Fixed Rate Notes to be redeemed, at a Redemption Price equal to 100% of the principal amount of the 2021 Fixed Rate Notes to be redeemed plus accrued and unpaid interest to, but not including, the Redemption Date for such 2021 Fixed Rate Notes.

(e)    On or after December 1, 2018 and prior to March 21, 2025, the 2025 Fixed Rate Notes shall be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the 2025 Fixed Rate Notes to be redeemed, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2025 Fixed Rate Notes to be redeemed, or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the Redemption Date) discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest to, but not including, the Redemption Date for such 2025 Fixed Rate Notes; provided, however, if the Redemption Date is after a Fixed Rate Note Regular Record Date and on or prior to a corresponding Fixed Rate Note Interest Payment Date, such accrued and unpaid interest will be paid on the Redemption Date to the holder of record on the Fixed Rate Note Regular Record Date.

(f)    On or after March 21, 2025, the 2025 Fixed Rate Notes shall be redeemable, as a whole or in part, at the Company’s option, on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the 2025 Fixed Rate Notes to be redeemed, at a Redemption Price equal to 100% of the principal amount of the 2025 Fixed Rate Notes to be redeemed plus accrued and unpaid interest to, but not including, the Redemption Date for such 2025 Fixed Rate Notes.

(g)    On and after the Redemption Date for the applicable series of Notes to be redeemed, interest will cease to accrue on such Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for such Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the applicable series of Notes to be redeemed on the Redemption Date, and accrued and unpaid interest, if any, on such Notes. If less than all of the applicable series of Notes are to be redeemed, the Notes to be redeemed shall be selected in accordance with the procedures of the Depositary; provided, however, that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

(h)    Notice of any redemption shall be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of the applicable series of Notes to be redeemed; provided, however, that if the Trustee is asked to give such notice it shall be notified in writing of such request at least 5 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above in clause (b), in the case of the Floating Rate Notes, or in clause (c) or (d) in, the case of the 2021 Fixed Rate Notes, or in clause (e) or (f), in the case of the 2025 Fixed Rate Notes, shall be set forth in an Officer’s Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the applicable series of Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

ARTICLE V

COVENANTS AND REMEDIES

Section 5.01    Limitations on Liens. The Company (or any successor corporation) will not, and will not permit any Subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a pledge, lien or other encumbrance, except for Permitted Liens (defined below), on the Voting Securities (defined below) of Charles Schwab & Co., Inc., Charles Schwab Bank, Charles Schwab Investment Management, Inc., or Schwab Holdings, Inc. unless the Company shall cause the Notes to be secured equally and ratably with (or, at the Company’s option, prior to) any indebtedness secured thereby. “Permitted Liens” means (i) liens for taxes or assessments or governmental charges or levies (a) that are not then due and delinquent, (b) the validity of which is being contested in good faith or (c) which are less than $1,000,000 in amount; (ii) liens created by or resulting from any litigation or legal proceedings which are currently being contested in good faith by appropriate proceedings or which involve claims of less than $1,000,000; (iii) deposits to secure (or in lieu of) surety, stay, appeal or customs bonds; and (iv) such other liens as the Board of Directors of the Company determines do not materially detract from or interfere with the present value or control of the Voting Securities subject thereto or affected thereby. “Voting Securities” means stock of any class or classes having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of the corporation in question, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

ARTICLE VI

SUPPLEMENTAL INDENTURES

Section 6.01    Supplemental Indentures with Consent of Holders. The terms of this Supplemental Indenture may be modified as set forth in Article IX of the Base Indenture. For the avoidance of doubt, no supplemental indenture shall, without the consent of the Holder of each Outstanding Note of a series affected thereby, reduce the Redemption Price of any Note of the same series.

ARTICLE VII

MISCELLANEOUS

Section 7.01    Sinking Funds. Article XII of the Base Indenture shall have no application. The Notes shall not have the benefit of a sinking fund.

Section 7.02    Conversion of Notes. Article XIV of the Base Indenture shall have no application. The Notes shall not be convertible into shares of Common Stock of the Company.

Section 7.03    Reports by the Company. The Company shall be deemed to have complied with the first sentence of Section 7.4 of the Base Indenture to the extent that such information, documents and reports are filed with the Commission via EDGAR (or any successor electronic delivery procedure); provided, however, that the Trustee shall have no obligation whatsoever to determine whether or not such information, documents or reports have been filed pursuant to the EDGAR system (or its successor).

Section 7.04    Confirmation of Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 7.05    Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

Section 7.06    Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

Section 7.07    Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals herein are deemed to be those of the Company and not of the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

THE CHARLES SCHWAB CORPORATION, as Issuer

By:	/s/ Peter Crawford
	Name:	Peter Crawford
	Title:	Executive Vice President and
Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

EXHIBIT A

FORM OF FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE CHARLES SCHWAB CORPORATION

Floating Rate Senior Notes due 2021

No. [ ]	CUSIP No.: 808513 AV7 ISIN No.: US808513AV74

THE CHARLES SCHWAB CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO., or its registered assigns, the principal sum of [        ] DOLLARS, or such lesser amount as is indicated in the records of the Trustee and Depositary, on May 21, 2021.

Interest Payment Dates: February 21, May 21, August 21 and November 21 of each year (each, an “Interest Payment Date”), commencing on August 21, 2018.

Interest Record Dates: the 15th calendar day before the applicable Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

Dated: May 22, 2018

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

THE CHARLES SCHWAB CORPORATION

By:
	Name:	Peter Crawford
	Title:	Executive Vice President and Chief Financial Officer

Attest:

Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 22, 2018

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

THE CHARLES SCHWAB CORPORATION

Floating Rate Senior Notes due 2021

1.	Interest.

The Charles Schwab Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at a rate per annum, reset quarterly, equal to Three-Month LIBOR plus 0.32%, as determined by the Calculation Agent (as hereinafter defined). Interest on the Notes will be payable quarterly in arrears on each February 21, May 21, August 21 and, November 21 commencing, August 21, 2018, until the principal thereof is paid or made available for payment. The interest rate for each Interest Period will be determined by the Calculation Agent using Three-Month LIBOR as in effect on the second London Banking Day prior to the beginning of the Interest Period (such date, the “Interest Determination Date”) for the Interest Period. The Calculation Agent then will add the spread of 0.32% per annum to Three-Month LIBOR as determined on the Interest Determination Date. Absent manifest error, the Calculation Agent’s determination of the interest rate for an Interest Period for the Notes will be binding and conclusive on the Holders, the Trustee and Paying Agent (as hereinafter defined), and the Issuer.

The initial Interest Period is May 22, 2018 through August 20, 2018. Interest payment on the Notes will be made to the person in whose name the Notes are registered at the close of business on the Regular Record Date. However, interest that is payable on the Stated Maturity will be payable to the person to whom the principal will be payable. Interest on the Notes will be computed on the basis of the actual number of days in each quarterly Interest Period and a 360-day year. Dollar amounts resulting from that calculation shall be rounded to the nearest cent, with one-half cent being rounded upwards. If an Interest Payment Date, other than the Stated Maturity, falls on a day that is not a Business Day, the payment will be made on the next Business Day, except that if that Business Day is in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business day. If the Stated Maturity of the Notes falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Stated Maturity.

The Issuer shall pay interest on overdue principal from time to time on demand by the Trustee pursuant to Section 5.3 of the Base Indenture (defined below) at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

For purposes of this Note, the following terms shall have the definitions as follows:

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in Los Angeles, California or New York, New York are authorized or obligated by law or executive order to close.

“Interest Period” means the period from, and including, an Interest Payment Date to, but excluding, the next Interest Payment Date, except that the initial Interest Period shall commence on, and include, May 22, 2018, the original issue date of the Notes.

“London Banking Day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Reuters Screen LIBOR01 Page” means the display designated on the Reuters Screen LIBOR01 Page (or any successor or replacement page).

“Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having an index maturity of three months in amounts of at least $1,000,000, as that rate appears on the Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time, on the relevant Interest Determination Date. If no offered rate appears on the Reuters Screen LIBOR01 Page on the relevant Interest Determination Date at approximately 11:00 a.m., London time, then the Issuer will select four major banks in the London interbank market and the Calculation Agent will request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, Three-Month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest 0.00001 of 1%) of the quotations provided. Otherwise, the Issuer will select three major banks in New York City and the Calculation Agent will request each of them to provide a quotation of the rate offered by it at approximately 11:00 a.m., New York City time, on the Interest Determination Date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable Interest Period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, Three-Month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest 0.00001 of 1%) of the quotations provided. Otherwise, Three-Month LIBOR for the next Interest Period will be equal to Three-Month LIBOR in effect for the then-current Interest Period.

2.	Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent (the “Paying Agent”). The Issuer may change any paying agent without notice to the Holders.

3.	Calculation Agent.

Initially, the Trustee will act as calculation agent (the “Calculation Agent”). The Issuer may appoint a successor calculation agent at its discretion.

4.	Indenture; Defined Terms.

This Note is one of the Floating Rate Senior Notes due 2021 (the “Notes”) issued under the Senior Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as amended, modified and supplemented by the Eleventh Supplemental Indenture dated as of May 22, 2018, the “Indenture”) by and between the Issuer and the Trustee, as trustee. This Note is a “Global Security” and the Notes are “Global Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

5.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

6.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (voting together as a single class). The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default under the Indenture shall have occurred and be continuing (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive, with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected thereby (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

7.	Optional Redemption.

Beginning on or after April 21, 2021, the Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to maturity on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Notes (the “Redemption Date”).

If any or all of the Notes are redeemed on or after April 21, 2021, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but not including, the Redemption Date for such Notes.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date, and accrued and unpaid interest, if any, on such Notes. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected in accordance with the procedures of the Depositary; provided, however, that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed; provided, however, that if the Trustee is asked to give such notice it shall be notified in writing of such request at least 5 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

8.	Defaults and Remedies.

If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all affected series then Outstanding (voting together as a single class) may declare the principal amount of all the Securities of the affected series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) of and the accrued interest on all the Securities of such affected series shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Securities of all affected series (voting together as a single class) at the time Outstanding, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series.

9.	Authentication.

This Note shall not be valid until the Trustee manually or by facsimile signs the certificate of authentication on this Note.

10.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12.	Governing Law.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of California

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                                                          Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF 2021 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE CHARLES SCHWAB CORPORATION

3.250% Senior Notes due 2021

No. [ ]	CUSIP No.: 808513 AW5 ISIN No.: US808513AW57

THE CHARLES SCHWAB CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO., or its registered assigns, the principal sum of [        ] DOLLARS, or such lesser amount as is indicated in the records of the Trustee and Depositary, on May 21, 2021.

Interest Payment Dates: May 21 and November 21 of each year (each, an “Interest Payment Date”), commencing on November 21, 2018.

Interest Record Dates: May 6 and November 6 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

Dated: May 22, 2018

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

THE CHARLES SCHWAB CORPORATION

By:
	Name:	Peter Crawford
	Title:	Executive Vice President and Chief Financial Officer

Attest:

Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 22, 2018

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

THE CHARLES SCHWAB CORPORATION

3.250% Senior Notes due 2021

1.	Interest.

The Charles Schwab Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from and including May 22, 2018. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. Interest will be payable to the Holder of record on the Regular Record Date, provided, however, interest payable on the Stated Maturity will be paid to the person to whom the principal will be payable. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 21, 2018. If any Interest Payment Date, Redemption Date or the Stated Maturity of the Notes is not a Business Day, then the related payment of interest and/or principal payable, as applicable, on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Redemption Date or Stated Maturity and no further interest will accrue as a result of such delay. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand by the Trustee pursuant to Section 5.3 of the Base Indenture (defined below) at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent (the “Paying Agent”). The Issuer may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 3.250% Senior Notes due 2021 (the “Notes”) issued under the Senior Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as amended, modified and supplemented by the Eleventh Supplemental Indenture dated as of May 22, 2018, the “Indenture”) by and between the Issuer and the Trustee, as trustee. This Note is a “Global Security” and the Notes are “Global Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the

Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (voting together as a single class). The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default under the Indenture shall have occurred and be continuing (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive, with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected thereby (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

6.	Optional Redemption.

Beginning on or after December 1, 2018, the Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to maturity on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Notes (the “Redemption Date”).

If any or all of the Notes are redeemed on or after December 1, 2018 and before April 21, 2021, the redemption price will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the Redemption Date) discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate plus 10 basis points, plus, in either case, accrued interest thereon to, but not including, the Redemption Date; provided, however, if the Redemption Date is after a Regular Record Date and on or prior to a corresponding Interest Payment Date, such accrued and unpaid interest will be paid on the Redemption Date to the holder of record on the Regular Record Date.

If any or all of the Notes are redeemed on or after April 21, 2021, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but not including, the Redemption Date for such Notes.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date, and accrued and unpaid interest, if any, on such Notes. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected in accordance with the procedures of the Depositary; provided, however, that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed; provided, however, that if the Trustee is asked to give such notice it shall be notified in writing of such request at least 5 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

7.	Defaults and Remedies.

If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all affected series then Outstanding (voting together as a single class) may declare the principal amount of all the Securities of the affected series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) of and the accrued interest on all the Securities of such affected series shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Securities of all affected series (voting together as a single class) at the time Outstanding, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series.

8.	Authentication.

This Note shall not be valid until the Trustee manually or by facsimile signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of California.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

    (Print or type assignee’s name, address and zip code)

    (Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                    as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

EXHIBIT C

FORM OF 2025 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE CHARLES SCHWAB CORPORATION

3.850% Senior Notes due 2025

No. [ ]	CUSIP No.: 808513 AX3 ISIN No.: US808513AX31

THE CHARLES SCHWAB CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO., or its registered assigns, the principal sum of [        ] DOLLARS, or such lesser amount as is indicated in the records of the Trustee and Depositary, on May 21, 2025.

Interest Payment Dates: May 21 and November 21 of each year (each, an “Interest Payment Date”), commencing on November 21, 2018.

Interest Record Dates: May 6 and November 6 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

Dated: May 22, 2018

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

THE CHARLES SCHWAB CORPORATION

By:
	Name:	Peter Crawford
	Title:	Executive Vice President and
Chief Financial Officer

Attest:

Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 22, 2018

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

THE CHARLES SCHWAB CORPORATION

3.850% Senior Notes due 2025

1.	Interest.

The Charles Schwab Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from and including May 22, 2018. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. Interest will be payable to the Holder of record on the Regular Record Date, provided, however, interest payable on the Stated Maturity will be paid to the person to whom the principal will be payable. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 21, 2018. If any Interest Payment Date, Redemption Date or the Stated Maturity of the Notes is not a Business Day, then the related payment of interest and/or principal payable, as applicable, on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Redemption Date or Stated Maturity and no further interest will accrue as a result of such delay. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand by the Trustee pursuant to Section 5.3 of the Base Indenture (defined below) at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent (the “Paying Agent”). The Issuer may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 3.850% Senior Notes due 2025 (the “Notes”) issued under the Senior Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as amended, modified and supplemented by the Eleventh Supplemental Indenture dated as of May 22, 2018, the “Indenture”) by and between the Issuer and the Trustee, as trustee. This Note is a “Global Security” and the Notes are “Global Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the

Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (voting together as a single class). The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default under the Indenture shall have occurred and be continuing (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive, with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected thereby (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

6.	Optional Redemption.

Beginning on or after December 1, 2018, the Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to maturity on at least 10 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Notes (the “Redemption Date”).

If any or all of the Notes are redeemed on or after December 1, 2018 and before March 21, 2025, the redemption price will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the Redemption Date) discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate plus 15 basis points, plus, in either case, accrued interest thereon to, but not including, the Redemption Date; provided, however, if the Redemption Date is after a Regular Record Date and on or prior to a corresponding Interest Payment Date, such accrued and unpaid interest will be paid on the Redemption Date to the holder of record on the Regular Record Date.

If any or all of the Notes are redeemed on or after March 21, 2025, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but not including, the Redemption Date for such Notes.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date, and accrued and unpaid interest, if any, on such Notes. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected in accordance with the procedures of the Depositary; provided, however, that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed; provided, however, that if the Trustee is asked to give such notice it shall be notified in writing of such request at least 5 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

7.	Defaults and Remedies.

If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all affected series then Outstanding (voting together as a single class) may declare the principal amount of all the Securities of the affected series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) of and the accrued interest on all the Securities of such affected series shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Securities of all affected series (voting together as a single class) at the time Outstanding, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series.

8.	Authentication.

This Note shall not be valid until the Trustee manually or by facsimile signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of California.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

    (Print or type assignee’s name, address and zip code)

    (Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                    as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.